Income Taxes (FY)	6 Months Ended	12 Months Ended
	Jun. 30, 2023	Dec. 31, 2022
Income Taxes [Abstract]
Income Taxes
8. Income Taxes
The Company’s effective tax rate was 0% and 0% for the six months ended June 30, 2023 and 2022, respectively. The effective income tax rate for the six months ended June 30, 2023 and 2022 differed from the federal statutory rate primarily due to certain legal entities in the Company's structure being treated as partnerships for income tax purposes and, therefore, not being subject to income tax. All corporate entities within the Company’s structure continue to maintain a full valuation allowance against their net deferred tax assets.

12. Income Taxes
The income tax expense (benefit) in 2022, 2021, and 2020 consisted of the following:

	Year Ended December 31,
	2022	2021	2020
Current
Federal	$—	$(306)	$152
State	—	(20)	123
	—	(326)	275
Deferred
Federal	—	433	(922)
State	—	353	(136)
	—	786	(1,058)
Total income tax expense (benefit)	$—	$460	$(783)
The differences between the federal tax rate and the Company’s effective tax rate for the years ended December 31, 2022, 2021, and 2020 are as follows:

	Year Ended December 31,
	2022	2021	2020
Federal statutory income tax rate	21.00%	21.00%	21.00%
State taxes, net of federal benefit	(11.94)	(97.95)	(0.80)
State rate change	(2.15)	(3.41)	0.07
Other	(3.71)	3.00	0.07
Nontaxable passthrough LLC income	(87.14)	(658.26)	(27.31)
Increase in valuation allowance	83.94	864.95	3.26
Effective tax rate	—%	129.33%	(3.71)%
Components of the net deferred tax assets and liabilities at December 31, 2022 and 2021 are as follows:

	As of December 31,
	2022	2021
Deferred tax assets
Net operating loss carryforwards	$6,589	$5,166
Accrued expenses	165	426
Deferred tax assets	6,754	5,592
Valuation allowance	(5,835)	(3,662)
Net deferred tax asset	919	1,930
Deferred tax liabilities
Prepaid expenses	—	64
Accounting method change	918	1,866
Fixed assets	1	—
Deferred tax liabilities	919	1,930
Net deferred tax asset	$—	$—
As of December 31, 2022, the Company had federal and state net operating loss (“NOL”) carryforwards of $25.4 million and $26.8 million, respectively. As of December 31, 2021, the Company had federal and state NOL carryforwards of $20.1 million and $20.5 million, respectively. The federal NOL carryforwards can be carried forward indefinitely and the state NOL carryforwards begin to expire in 2028.
During the years ended December 31, 2022 and 2021, the Company recorded an increase in the valuation allowance of $2.2 million and $3.0 million, respectively. The increase is primarily related to additional tax losses generated during the year.
As of December 31, 2022 and 2021, there are no liabilities related to uncertain tax positions. The Company recognizes interest and penalties related to unrecognized tax liabilities as a component of income tax expense, if any. The Company recognized no material interest and penalties during the years ended December 31, 2022, 2021, and 2020 and had no accrued interest or penalties as of December 31, 2022 and 2021.
The Company files income tax returns in the U.S. Federal jurisdiction and various state and local jurisdictions. The U.S. Federal and state and local tax returns are subject to examination for years 2019 and later. The Company does not currently have any open audits.